EXHIBIT 32.1

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                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Michael J. Smith, President and Chief Financial Officer of TriMaine Holdings, Inc. (the "Corporation"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

   (1) the Quarterly Report on Form 10-Q of the Corporation for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated:  November  14,  2003


                                            /s/  Michael  J.  Smith
                                            ----------------------------
                                            Michael  J.  Smith
                                            President  and
                                            Chief  Financial  Officer


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A  signed  original  of  this  written  statement required by Section 906 of the
Sarbanes-Oxley Act of 2002 has been provided to TriMaine Holdings, Inc. and will be retained by TriMaine Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.